                         ANNUAL REPORT / OCTOBER 31 1999

                           AIM LARGE CAP GROWTH FUND

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                                 THE BLUE VASE

                      BY PAUL CEZANNE (1893-1906, FRENCH)

       CEZANNE'S MAGNIFICENT STILL LIFES HAVE WITHSTOOD THE TEST OF TIME

           TO BECOME CLASSIC EXAMPLES OF POSTIMPRESSIONISM. LIKE THESE

          MASTERPIECES, THE COMPANIES IN AIM LARGE CAP GROWTH FUND ARE

                    ALSO RECOGNIZED LEADERS IN THEIR FIELDS.

                     -------------------------------------

AIM Large Cap Growth Fund is for shareholders who seek long-term growth of capital through investments primarily in large-capitalization company securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's cumulative returns, including sales charges, for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows. For Class A shares, inception (3/1/99), 0.95%. For Class B shares, inception (4/5/99), -8.88%. For Class C shares, inception (4/5/99), -4.95%.
o Because the fund has been offered less than one year, all performance figures reflect cumulative total returns that have not yet been annualized.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o   Lipper, Inc. is an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index is generally considered representative of large-capitalization stocks.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM LARGE CAP GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
  the Board of      opened on October 31, 1998, saw a market dominated by
    THE FUND        large-capitalization stocks and high-quality bonds,
  APPEARS HERE]     especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.



Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                            -------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                            -------------------------



                            AIM LARGE CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


TECHNOLOGY HOLDINGS BOOST FUND PERFORMANCE

HOW HAS AIM LARGE CAP GROWTH FUND PERFORMED?
From inception on March 1, 1999 to the end of the fiscal year, the fund's Class A shares returned 13.70%, excluding sales charges. Fund performance handily outpaced the Russell 1000 Index, which returned 10.94% for the same period. Cumulative total returns for the fund's Class B and C shares were 2.09% and 2.18%, from inception on April 5, 1999 to October 31, respectively. These performance figures were calculated at net asset value, that is, without the effect of sale charges. Net assets under management soared to $14 million at the reporting period's end.

GROWTH OF NET ASSETS

================================================================================
4/30/99.................................................$4.3 MILLION

10/31/99...............................................$14.0 MILLION
================================================================================

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
Investor concern over interest rates caused the financial markets to be very volatile in 1999. In June and August, the Federal Reserve Board (the Fed) raised interest rates in two quarter-point moves. Investors were unsure what Fed policymakers would do at their October meeting, and the uncertainty roiled the markets. The Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future.
    During the summer, the equity market experienced a temporary broadening into value, cyclical and smaller-cap stocks, but returned to its narrow, large-cap growth focus in the fall. Most market trends of the last few years continued during the third quarter. The largest stocks in the S&P 500 dominated that index's return while the remainder produced lackluster results. In fact, despite advances by the main market indexes, most stocks underperformed during this time.
    In one of the biggest shake-ups of its 103-year history, the Dow Jones Industrial Average revised its membership in October to include Microsoft, Intel, SBC Communications and Home Depot. The move signaled the markets' transition to the "new economy," dominated by technology, telecommunications and warehouse retailers. As of October 31, 1999, the fund had holdings in Microsoft, Intel and Home Depot.

WHAT CONTRIBUTED TO FUND PERFORMANCE?
Fund performance has been strong since inception, and much of this was driven by our exposure to the technology sector. Technology was the best performing sector for the third quarter of 1999 as well as for the year. The proliferation of the Internet drove demand throughout the sector and especially in companies that are building the Internet's infrastructure. Fund holdings Cisco Systems, a networking company, Sun Microsystems, which makes servers and EMC, which makes storage, are all integral parts of the structure of the Internet. These companies are seeing great acceleration in their revenues and earnings. As of October 31, 1999, the fund had more than 40% of its net assets in technology firms.

THE FUND'S LARGEST HOLDING IS MICROSOFT. WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it is unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of


PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
1.  Microsoft Corp.                     5.61%   1.  Computers (Software & Services)            13.30%
2.  Nokia Oyj-ADR                       4.58    2.  Communications Equipment                    9.11
3.  General Electric Co.                3.91    3.  Health Care (Diversified)                   8.34
4.  American International Group, Inc.  3.19    4.  Broadcasting (Television, Radio & Cable)    6.76
5.  Guidant Corp.                       3.13    5.  Computers (Hardware)                        4.71
6.  Johnson & Johnson                   3.02    6.  Health Care (Medical Products & Supplies)   4.38
7.  Freddie Mac                         2.92    7.  Electronics (Semiconductors)                4.26
8.  Cisco Systems, Inc.                 2.77    8.  Financial (Diversified)                     4.03
9.  Bristol-Myers Squibb Co.            2.49    9.  Electrical Equipment                        3.91
10. Cablevision Systems Corp.-Class A   2.44    10. Health Care (Drugs-Major Pharmaceuticals)   3.83

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================


          See important fund and index disclosures inside front cover.

                            AIM LARGE CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

this time, Microsoft remains a large holding in the fund. We believe that the growth prospects of the company remain strong, especially with the upcoming introduction of two new software products: Office 2000 and Windows 2000. In the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

WHAT MARKET SECTORS DISAPPOINTED DURING THE FISCAL YEAR?
Financials and consumer staples underperformed the overall market during the third quarter of 1999. Financials were hit the hardest, down 15% for the quarter. This was due to the increase in interest rates and the fear that the Fed will continue to raise rates. Fund performance was tempered by our exposure to this sector, which accounted for 9.3% of total net assets on October 31.
    Consumer-staples companies also disappointed in 1999. We have seen the revenues of consumer-staples companies substantially slow and their earnings continue to come down. The fund has been underweighted in this market sector since its inception, and this strategy has worked out well for us. The exposure that we have to this sector is limited to cable companies as the business trend in this area continues to be very strong. The fund had 9.6% of total net assets invested in consumer-staples companies as of October 31, 1999.

HOW WAS THE FUND POSITIONED ON OCTOBER 31, 1999?
After technology, health care and consumer cylicals were the fund's largest sectors at 19.3% and 9.7% of net assets, respectively. The fund remained concentrated with only 67 holdings and more than 33% of total net assets in the top 10 holdings. The only notable change in the top holdings during the reporting period was a reduction in our position in America Online (AOL). We made this decision based on a mix of concerns about valuation and extreme competition that was coming at AOL from a myriad of places. We were seeing companies giving away free personal computers and lowering their subscription fees substantially. Combined with a slowing of AOL subscriber rates in Europe, we felt that it was prudent to trim this position in the fund.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Shortly after the end of the fiscal year, Fed policymakers increased short-term interest rates by a quarter of a percentage point, but shifted to a neutral bias, indicating that they may or may not raise rates again for the rest of the year. We believe that this move may improve investor confidence in the near future since it means that the Fed is serious about heading off inflationary pressures.
    The long-term outlook for the market remains positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. Given these reasons, we remain excited about AIM Large Cap Growth Fund. We continue to find quality companies in the traditional growth sectors of technology, health care and consumer cyclicals. And although market sectors will always go in and out of favor, we believe that high-growth companies in the large-cap sector will continue to fare well in the current strong business environment here and abroad.


YOUR FUND'S PERFORMANCE

3/1/99--10/31/99

in thousands

================================================================================
                             AIM Large Cap
                              Growth Fund
                                Class A             Russell
        Date                    shares                1000
--------------------------------------------------------------------------------
       3/1/99                  $  9,450             $10,000
       4/99                      10,605               9,933
       6/99                      10,966              10,352
       8/99                      10,688              10,114
       10/99                     10,742              11,087

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================


The chart compares your fund's Class A shares to a benchmark index. Use of this index is intended to give you a general idea of your fund's relative performance. It is important to understand the differences between your fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's returns. Index results are for the period 2/28/99-10/31/99.


CUMULATIVE TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Since inception (3/1/99)       7.42%*

*13.70%, excluding sales charges

CLASS B SHARES

Since inception (4/5/99)      -2.91%**

**2.09%, excluding CDSC

CLASS C SHARES

Since inception (4/5/99)       1.18%***

***2.18%, excluding CDSC
================================================================================


Your fund's total return includes sales charges, expenses and management fees. Class A share performance reflects deduction of the maximum sales charge; Class B and Class C share performance reflects deduction of the applicable contingent deferred sales charge. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.



          See important fund and index disclosures inside front cover.

                            AIM LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                        SHARES       VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-84.06%

BEVERAGES (NON-ALCOHOLIC)-0.52%

Coca-Cola Co. (The)                       1,230   $    72,570
-------------------------------------------------------------

BIOTECHNOLOGY-0.92%

Amgen, Inc.(a)                            1,600       127,600
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-6.76%

AT&T Corp.-Liberty Media Group-Class
  A(a)                                    2,600       103,187
-------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)      5,000       337,812
-------------------------------------------------------------
Clear Channel Communications, Inc.(a)     1,980       159,142
-------------------------------------------------------------
Comcast Corp.-Class A                     5,300       223,262
-------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)    3,300       114,056
-------------------------------------------------------------
                                                      937,459
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.90%

JDS Uniphase Corp.(a)                       400        66,750
-------------------------------------------------------------
Lucent Technologies Inc.                  1,960       125,930
-------------------------------------------------------------
Motorola, Inc.                            2,200       214,362
-------------------------------------------------------------
QUALCOMM, Inc.(a)                           600       133,650
-------------------------------------------------------------
                                                      540,692
-------------------------------------------------------------

COMPUTERS (HARDWARE)-4.71%

Dell Computer Corp.(a)                    3,600       144,450
-------------------------------------------------------------
Gateway, Inc.(a)                          2,100       138,731
-------------------------------------------------------------
International Business Machines Corp.     1,500       147,562
-------------------------------------------------------------
Sun Microsystems, Inc.(a)                 2,100       222,206
-------------------------------------------------------------
                                                      652,949
-------------------------------------------------------------

COMPUTERS (NETWORKING)-2.78%

Cisco Systems, Inc.(a)                    5,200       384,800
-------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.50%

EMC Corp.(a)                              2,000       146,000
-------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                           800        62,450
-------------------------------------------------------------
                                                      208,450
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.30%

America Online, Inc.(a)                   2,000       259,375
-------------------------------------------------------------
Intuit, Inc.(a)                           2,100        61,163
-------------------------------------------------------------
Microsoft Corp.(a)                        8,400       777,525
-------------------------------------------------------------
Oracle Corp.(a)                           4,000       190,250
-------------------------------------------------------------
Siebel Systems, Inc.(a)                   1,500       164,719
-------------------------------------------------------------
Unisys Corp.(a)                           2,800        67,900
-------------------------------------------------------------
VERITAS Software Corp.(a)                 2,000       215,750
-------------------------------------------------------------
Yahoo! Inc.(a)                              600       107,438
-------------------------------------------------------------
                                                    1,844,120
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
CONSUMER FINANCE-1.02%

Providian Financial Corp.                 1,300   $   141,700
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.91%

General Electric Co.                      4,000       542,250
-------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.26%

Intel Corp.                               2,300       178,106
-------------------------------------------------------------
Linear Technology Corp.                   1,100        76,931
-------------------------------------------------------------
LSI Logic Corp.(a)                        1,000        53,188
-------------------------------------------------------------
Texas Instruments, Inc.                   2,100       188,475
-------------------------------------------------------------
Xilinx, Inc.(a)                           1,200        94,350
-------------------------------------------------------------
                                                      591,050
-------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.76%

Applied Materials, Inc.(a)                  550        49,397
-------------------------------------------------------------
Teradyne, Inc.(a)                         1,470        56,595
-------------------------------------------------------------
                                                      105,992
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.03%

American Express Co.                      1,000       154,000
-------------------------------------------------------------
Freddie Mac                               7,500       405,469
-------------------------------------------------------------
                                                      559,469
-------------------------------------------------------------

FOOTWEAR-0.41%

Nike, Inc.-Class B                        1,000        56,438
-------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-8.34%

American Home Products Corp.              2,000       104,500
-------------------------------------------------------------
Bristol-Myers Squibb Co.                  4,500       345,656
-------------------------------------------------------------
Johnson & Johnson                         4,000       419,000
-------------------------------------------------------------
Warner-Lambert Co.                        3,600       287,325
-------------------------------------------------------------
                                                    1,156,481
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.83%

Merck & Co., Inc.                           900        71,606
-------------------------------------------------------------
Pfizer, Inc.                              7,400       292,300
-------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  1,000        53,938
-------------------------------------------------------------
Schering-Plough Corp.                     2,300       113,850
-------------------------------------------------------------
                                                      531,694
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-4.38%

Guidant Corp.                             8,800       434,500
-------------------------------------------------------------
Medtronic, Inc.                           5,000       173,125
-------------------------------------------------------------
                                                      607,625
-------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.29%

Procter & Gamble, Co. (The)               1,700       178,288
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
INSURANCE (MULTI-LINE)-3.19%

American International Group, Inc.        4,300   $   442,631
-------------------------------------------------------------

LODGING (HOTELS)-0.80%

Carnival Corp.                            2,500       111,250
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.65%

AlliedSignal, Inc.                        1,100        62,631
-------------------------------------------------------------
Tyco International Ltd.                   4,600       183,713
-------------------------------------------------------------
United Technologies Corp.                 2,000       121,000
-------------------------------------------------------------
                                                      367,344
-------------------------------------------------------------

NATURAL GAS-0.66%

Enron Corp.                               2,300        91,856
-------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.37%

AES Corp.(a)                                900        50,794
-------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.41%

Home Depot, Inc. (The)                    2,675       201,963
-------------------------------------------------------------
Lowe's Companies, Inc.                    2,400       132,000
-------------------------------------------------------------
                                                      333,963
-------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.56%

Best Buy Co., Inc.(a)                     1,400        77,788
-------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-3.00%

Dayton Hudson Corp.                       3,200       206,800
-------------------------------------------------------------
Wal-Mart Stores, Inc.                     3,700       209,744
-------------------------------------------------------------
                                                      416,544
-------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.43%

Gap, Inc. (The)                           1,600        59,400
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
SERVICES (ADVERTISING/MARKETING)-1.08%

Omnicom Group, Inc.                       1,700   $   149,600
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.29%

MCI WorldCom, Inc.(a)                     3,700       317,506
-------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $10,450,007)                                 11,658,303
-------------------------------------------------------------

FOREIGN STOCKS-5.21%

CANADA-0.63%

Nortel Networks Corp. (Communications
  Equipment)                              1,400        86,712
-------------------------------------------------------------

FINLAND-4.58%

Nokia Oyj-ADR (Communications
  Equipment)                              5,500       635,594
-------------------------------------------------------------
    Total Foreign Stocks (Cost
      $481,940)                                       722,306
-------------------------------------------------------------

                                       PRINCIPAL
                                        AMOUNT
U.S. TREASURY SECURITIES-0.11%

U.S. TREASURY BILLS-0.11%(B)

  4.748%, 12/23/99 (Cost $14,896)      $ 15,000(c)      14,896
--------------------------------------------------------------

                                        SHARES
MONEY MARKET FUNDS-11.88%

STIC Liquid Assets Portfolio(d)         824,288       824,288
-------------------------------------------------------------
STIC Prime Portfolio(d)                 824,288       824,288
-------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,648,576)                                   1,648,576
-------------------------------------------------------------
TOTAL INVESTMENTS-101.26%                          14,044,081
-------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.26%)                (174,655)
-------------------------------------------------------------
NET ASSETS-100.00%                                $13,869,426
=============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contract. See Note 7.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $12,595,419)                               $14,044,081
--------------------------------------------------------
Receivables for:
  Capital stock sold                              92,779
--------------------------------------------------------
  Dividends and interest                           4,890
--------------------------------------------------------
  Investments sold                                68,958
--------------------------------------------------------
  Variation margin                                 3,900
--------------------------------------------------------
  Investment for deferred compensation plan        4,098
--------------------------------------------------------
Other assets                                      30,258
--------------------------------------------------------
    Total assets                              14,248,964
--------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock acquired                         160,389
--------------------------------------------------------
  Investments purchased                          160,022
--------------------------------------------------------
  Deferred compensation plan                       4,098
--------------------------------------------------------
Accrued advisory fees                             10,176
--------------------------------------------------------
Accrued administrative services fees               4,247
--------------------------------------------------------
Accrued directors' fees                              580
--------------------------------------------------------
Accrued distribution fees                          7,598
--------------------------------------------------------
Accrued transfer agent fees                        2,232
--------------------------------------------------------
Accrued operating expenses                        30,196
--------------------------------------------------------
    Total liabilities                            379,538
--------------------------------------------------------
Net assets applicable to shares outstanding  $13,869,426
========================================================

NET ASSETS:

Class A                                      $ 7,785,199
========================================================
Class B                                      $ 5,183,176
========================================================
Class C                                      $   901,051
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  689,363
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  460,761
========================================================
  Class C:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                   80,064
========================================================
Class A:
  Net asset value and redemption price per
    share                                    $     11.29
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.29 / 94.50%)     $     11.95
========================================================
Class B:
  Net asset value and offering price per
    share                                    $     11.25
========================================================
Class C:
  Net asset value and offering price per
    share                                    $     11.25
========================================================

STATEMENT OF OPERATIONS

For the period March 1, 1999 (date operations commenced) through October 31,
1999

INVESTMENT INCOME:

Dividends (net of $116 foreign withholding
  tax)                                      $     23,063
--------------------------------------------------------
Interest                                          29,637
--------------------------------------------------------
    Total investment income                       52,700
--------------------------------------------------------

EXPENSES:

Advisory fees                                     42,255
--------------------------------------------------------
Administrative services fees                      29,197
--------------------------------------------------------
Custodian fees                                     7,781
--------------------------------------------------------
Directors' fees                                    6,085
--------------------------------------------------------
Distribution fees -- Class A                      13,159
--------------------------------------------------------
Distribution fees -- Class B                      16,134
--------------------------------------------------------
Distribution fees -- Class C                       2,610
--------------------------------------------------------
Transfer agent fees -- Class A                     5,220
--------------------------------------------------------
Transfer agent fees -- Class B                     2,113
--------------------------------------------------------
Transfer agent fees -- Class C                       342
--------------------------------------------------------
Registration and filing fees                      45,848
--------------------------------------------------------
Professional fees                                 24,335
--------------------------------------------------------
Other                                             23,014
--------------------------------------------------------
    Total expenses                               218,093
--------------------------------------------------------
Less: Fee waivers and reimbursement             (118,380)
--------------------------------------------------------
    Expenses paid indirectly                        (203)
--------------------------------------------------------
    Net expenses                                  99,510
--------------------------------------------------------
Net investment income (loss)                     (46,810)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
    Investment securities                       (425,297)
--------------------------------------------------------
    Futures contracts                             (4,655)
--------------------------------------------------------
                                                (429,952)
--------------------------------------------------------
Change in net unrealized appreciation of:
    Investment securities                      1,448,662
--------------------------------------------------------
    Futures contracts                              5,475
--------------------------------------------------------
                                               1,454,137
--------------------------------------------------------

    Net gain from investment securities
      and futures contracts                    1,024,185
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $    977,375
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period March 1, 1999 (date operations commenced) through October 31,
1999

                                                              OCTOBER 31,
                                                                  1999
                                                              -----------
OPERATIONS:

  Net investment income (loss)                                $   (46,810)
-------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                            (429,952)
-------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                            1,454,137
-------------------------------------------------------------------------
    Net increase in net assets resulting from operations          977,375
-------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       7,163,788
-------------------------------------------------------------------------
  Class B                                                       4,882,266
-------------------------------------------------------------------------
  Class C                                                         845,997
-------------------------------------------------------------------------
    Net increase in net assets                                 13,869,426
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                  --
-------------------------------------------------------------------------
  End of period                                               $13,869,426
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $12,880,971
-------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (35,730)
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                             (429,952)
-------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                           1,454,137
-------------------------------------------------------------------------
                                                              $13,869,426
=========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $11,080 and paid-in capital decreased by $11,080 as a result of nondeductible expense reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $380,100 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AIM waived fees of $32,079 and reimbursed expenses of $86,301.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AIM was paid $29,197 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AFS was paid $2,310 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,159, $16,134 and 2,610, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,562 from sales of the Class A shares of the Fund during the period March 1, 1999 (date operations commenced) through October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AIM Distributors received $373 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Fund paid legal fees of $2,211 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $55 and $148, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $203 during the period March 1, 1999 (date operations commenced) through October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period March 1, 1999 (date operations commenced) through October 31, 1999 was $12,918,797 and $1,561,062, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $1,703,186
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (298,900)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $1,404,286
========================================================================

Cost of investments for tax purposes is $12,639,795

NOTE 7-FUTURES CONTRACTS

On October 31, 1999, $15,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                               NO. OF       MONTH/      UNREALIZED
                          CONTRACT                            CONTRACTS   COMMITMENT   APPRECIATION
------------------------------------------------------------  ---------   ----------   ------------
E-mini S & P 500 Index                                          3          Dec. 99        $5,475
============================================================  =========   ==========   ============

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the period March 1, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                       1999
                                                              -----------------------
                                                               SHARES       AMOUNT
                                                              ---------   -----------
Sold:
  Class A                                                       788,751   $ 8,217,840
-------------------------------------------------------------------------------------
  Class B                                                       577,653     6,130,128
-------------------------------------------------------------------------------------
  Class C                                                        85,761       907,295
-------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                                       (99,388)   (1,054,052)
-------------------------------------------------------------------------------------
  Class B                                                      (116,892)   (1,247,862)
-------------------------------------------------------------------------------------
  Class C                                                        (5,697)      (61,298)
-------------------------------------------------------------------------------------
                                                              1,230,188   $12,892,051
=====================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the period March 1, 1999 (date operations commenced) through October 31, 1999, and for a share of Class B and Class C outstanding during the period April 5, 1999 (date sales commenced) through October 31, 1999.

                                                               CLASS A
                                                               -------
                                                                1999
                                                               -------
Net asset value, beginning of period                           $10.00
------------------------------------------------------------   ------
Income from investment operations:
   Net investment income (loss)                                 (0.04)
------------------------------------------------------------   ------
   Net gains on securities (both realized and unrealized)        1.33
------------------------------------------------------------   ------
       Total from investment operations                          1.29
------------------------------------------------------------   ------
Net asset value, end of period                                 $11.29
============================================================   ======
Total return(a)                                                 13.70%
============================================================   ======
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $7,785
============================================================   ======
Ratio of expenses to average net assets(b)                       1.53%(c)
============================================================   ======
Ratio of net investment income to average net assets(d)         (0.59)%(c)
============================================================   ======
Portfolio turnover rate                                            21%
============================================================   ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 3.63% (annualized).
(c) Ratios are annualized and based on average net assets of $5,601,043.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (2.69)% (annualized).

                                                              CLASS B     CLASS C
                                                              -------     -------
                                                               1999        1999
                                                              -------     -------
Net asset value, beginning of period                          $11.02      $11.02
------------------------------------------------------------  ------      ------
Income from investment operations:
   Net investment income (loss)(a)                             (0.08)      (0.08)
------------------------------------------------------------  ------      ------
   Net gains (losses) on securities (both realized and
     unrealized)                                                0.31        0.31
------------------------------------------------------------  ------      ------
       Total from investment operations                         0.23        0.23
------------------------------------------------------------  ------      ------
Net asset value, end of period                                $11.25      $11.25
============================================================  ======      ======
Total return(b)                                                 2.09%       2.09%
============================================================  ======      ======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $5,183      $  901
============================================================  ======      ======
Ratio of expenses to average net assets(c)                      2.23%(d)    2.23%(d)
============================================================  ======      ======
Ratio of net investment income (loss) to average net
 assets(e)                                                     (1.29)%(d)  (1.29)%(d)
============================================================  ======      ======
Portfolio turnover rate                                           21%         21%
============================================================  ======      ======

(a)  Calculated based upon the average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 4.33% (annualized) for Class B and 4.33% (annualized) for Class C.
(d) Ratios are annualized and based on average net assets of $2,804,277 and $453,655 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (3.39)% (annualized) for Class B and (3.39)% (annualized) for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations, the statement of changes in net assets, and financial highlights for the period March 1, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 1999 (date operations commenced) through October 31, 1999 in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                   A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                          State Street Bank and Trust Company
                                                                                          225 Franklin Street
Jack Fields                                       Mary J. Benson                          Boston, MA 02110
Chief Executive Officer                           Assistant Vice President and
Texana Global, Inc.;                              Assistant Treasurer                     COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives              Sheri Morris                            Ballard Spahr
                                                  Assistant Vice President and            Andrews & Ingersoll, LLP
Carl Frischling                                   Assistant Treasurer                     1735 Market Street
Partner                                                                                   Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Renee A. Friedli
                                                  Assistant Secretary                     COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer             P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                     919 Third Avenue
                                                                                          New York, NY 10022
Prema Mathai-Davis                                Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.;      Assistant Secretary                     DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,      Ofelia M. Mayo                          A I M Distributors, Inc.
Metropolitan Transportation Authority of          Assistant Secretary                     11 Greenway Plaza
New York State                                                                            Suite 100
                                                  Lisa A. Moss                            Houston, TX 77046
Lewis F. Pennock                                  Assistant Secretary
Attorney                                                                                  AUDITORS
                                                  Kathleen J. Pflueger
Louis S. Sklar                                    Assistant Secretary                     KPMG LLP
Executive Vice President                                                                  700 Louisiana
Hines Interests                                   Samuel D. Sirko                         Houston, TX 77002
Limited Partnership                               Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                          leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                       since 1976 and managed approximately
AIM Capital Development Fund                                                            $120 billion in assets for more than 6.4
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                     million shareholders, including
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund           individual investors, corporate clients
AIM Large Cap Growth Fund                AIM Asian Growth Fund                          and financial institutions, as of
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund                    September 30, 1999.
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)                        The AIM Family of Funds --Registered
AIM Mid Cap Opportunities Fund           AIM European Development Fund                  Trademark-- is distributed nationwide,
AIM Select Growth Fund                   AIM International Equity Fund                  and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                          fund complex in the United States in
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund                 assets under management, according to
AIM Value Fund                           AIM New Pacific Growth Fund                    Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                     fund monitor.
                                         GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund
AIM Basic Value Fund                     AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                   AIM Global Government Income Fund
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund
AIM High Income Municipal Fund           AIM Global Infrastructure Fund
AIM Municipal Bond Fund                  AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(6)

(1) A I M Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--




AIM Distributors, Inc.                                                  LCG-AR-1